Exhibit 99.3

News Release

April 24, 2012

For Release:    Immediately

Contact:          Denise D. VanBuren, (845) 471-8323

CH Energy Group Conducts Annual Meeting of Shareholders

(Poughkeepsie, NY)  Nearly 200 shareholders gathered in Poughkeepsie, New York, today to conduct the 84th Annual Meeting of CH Energy Group, Inc. (NYSE:CHG), an energy firm serving approximately 431,000 customers and parent to utility company Central Hudson Gas & Electric Corporation.

Meeting highlights included a presentation by Chairman of the Board, President and Chief Executive Officer Steven V. Lant, who provided a high-level overview of the pending merger with Canadian utility holding company Fortis Inc. He noted that the cash price of $65 per share, combined with CH Energy Group’s ability to continue paying dividends up to the closing of the merger, locks in premium value for shareholders. Customers and employees are expected to benefit from the Fortis federation business model and its commitment to community, both of which fit well with Central Hudson’s longtime focus on customer service and strong tradition of corporate citizenship.

“The Fortis transaction represents compelling value for our shareholders, provides an excellent premium over our all-time high trading price before the announcement of the transaction and compares very strongly to other utility transactions,” he said. Lant informed shareholders that a proxy statement regarding the transaction will likely be mailed in mid May and that a Special Meeting of Shareholders has been tentatively scheduled on June 19, 2012, in regard to shareholder approval of the merger.

Lant also reviewed the operating highlights and accomplishments of 2011, including Central Hudson’s successful and timely power restoration following severe weather events during the year, such as ice storms, Hurricane Irene and an October snowstorm (the second and third most significant storm events, respectively, in the utility’s history); national recognition for the October snowstorm service restoration through industry peer group Edison Electric Institute; the successful completion of planned divestitures of unregulated holdings as part of a strategic shift toward energy distribution designed to reduce volatility and risk; a dividend increase of 3 percent; and recommendations implemented as a result of the Management Audit conducted by the New York State Public Service Commission in 2010-2011.

Lant told shareholders that core earnings per share for CH Energy Group, adjusted for timing differences and significant events, were solid during recent years. “Five-year cumulative returns of CH Energy Group shares outpaced both the S&P 500 Index and industry peer group Edison Electric International index,” he told shareholders.

An audio recording of Lant’s remarks may be found in the Investor Relations section of the Company’s web site at www.CHEnergyGroup.com. During the meeting, shareholders re-elected all nine members to the Board of Directors: Steven V. Lant, Margarita K. Dilley, Steven M. Fetter, Stanley J. Grubel, Manuel J. Iraola, E. Michel Kruse, Edward T. Tokar, Jeffrey D. Tranen and Ernest R. Verebelyi. A non-binding advisory proposal was approved on Named Executive Officer compensation, and shareholders voted in favor of ratifying the independent audit firm, PricewaterhouseCoopers, LLC.

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About CH Energy Group, Inc.: CH Energy Group, Inc. is predominantly an energy delivery company headquartered in Poughkeepsie, NY. Regulated transmission and distribution subsidiary Central Hudson Gas & Electric Corporation serves approximately 300,000 electric and about 75,000 natural gas customers in eight counties of New York State’s Mid-Hudson River Valley, delivering natural gas and electricity in a 2,600-square-mile service territory that extends north from the suburbs of metropolitan New York City to the Capital District at Albany.  CH Energy Group also operates Central Hudson Enterprises Corporation (CHEC), a non-regulated subsidiary composed primarily of Griffith Energy Services, which supplies petroleum products and related services to approximately 56,000 customers in the Mid Atlantic Region.

CH Energy Group's mission is to provide electricity, natural gas, petroleum and related services to an expanding customer base in a safe, reliable, courteous and affordable manner; to produce growing financial returns for shareholders; to foster a culture that encourages employees to reach their full potential; and to be a good corporate citizen.

Forward-Looking Statements –

Statements included in this news release and any documents incorporated by reference which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Exchange Act.  Forward-looking statements may be identified by words including “anticipates,” “intends,” “estimates,” “believes,” “projects,” “expects,” “plans,” “assumes,” “seeks,” and similar expressions.  Forward-looking statements including, without limitation, those relating to CH Energy Group’s and Central Hudson’s future business prospects, revenues, proceeds, working capital, investment valuations, liquidity, income, and margins, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors, including those identified from time-to-time in the forward-looking statements.  Those factors include, but are not limited to: the possibility that various conditions precedent to the consummation of the Fortis transaction will not be satisfied or waived; the ability to obtain shareholder and regulatory approvals of the Fortis transaction on the timing and  terms thereof; deviations from normal seasonal weather and storm activity; fuel prices; energy supply and demand; potential future acquisitions; legislative, regulatory, and competitive developments; interest rates; access to capital; market risks; electric and natural gas industry restructuring and cost recovery; the ability to obtain adequate and timely rate relief; changes in fuel supply or costs including future market prices for energy, capacity, and ancillary services; the success of strategies to satisfy electricity, natural gas, fuel oil, and propane requirements; the outcome of pending litigation and certain environmental matters, particularly the status of inactive hazardous waste disposal sites and waste site remediation requirements; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism.  CH Energy Group and Central Hudson undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Given these uncertainties, undue reliance should not be placed on the forward-looking statements.

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Additional Information about the Fortis Transaction and Where to Find It

In connection with the proposed acquisition of CH Energy Group by Fortis, CH Energy Group will file a proxy statement with the SEC, a preliminary version of which was filed with the SEC on April 2, 2012, and intends to file other relevant materials with the SEC as well.  Investors and security holders of CH Energy Group are urged to read the proxy statement and other relevant materials filed with the SEC when they become available because they will contain important information about the proposed acquisition and related matters.  The final proxy statement will be mailed to CH Energy Group shareholders.  Investors and stock shareholders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by CH Energy Group, at the SEC's Web site, www.sec.gov.  These documents (when they are available) can also be obtained by investors and stockholders free of charge from CH Energy Group at CH Energy Group’s website at www.chenergygroup.com, or by contacting CH Energy Group's Shareholder Relations Department at (845) 486-5204.

Participants in the Solicitation of Proxies

This communication is not a solicitation of a proxy from any security holder of CH Energy Group.  However, CH Energy Group, Fortis and certain of their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from shareholders of CH Energy Group in connection with the proposed acquisition.  Information about CH Energy's directors and executive officers may be found in its 2011 Annual Report on Form 10-K filed with the SEC on February 16, 2012, and definitive proxy statement relating to its 2012 Annual Meeting of Stockholders filed with the SEC on March 21, 2012.  Information about Fortis’ directors and executive officers may be found in its Management Information Circular available on its website at www.fortisinc.com. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the merger will be included in CH Energy Group’s proxy statement, a preliminary version of which was filed with the SEC on April 2, 2012, and other relevant materials filed with the SEC when they become available.